Exhibit 99.1

FORT KNOX FINANCIAL SERVICES
CORPORATION dba REFUND
ADVANTAGE
Consolidated Financial Statements

Years Ended December 31, 2014 and 2013
with Report of Independent Auditors

CONTENTS

Pages

Report of Independent Auditors	1 - 2

Consolidated Financial Statements:
Balance Sheets	3
Statements of Income	4
Statements of Changes in Stockholders' Equity	5
Statements of Cash Flows	6

Notes to the Consolidated Financial Statements	7- 11

Report of Independent Auditors

Shareholders
Fort Knox Financial Services Corporation dba Refund Advantage
Louisville, Kentucky

Report on the Financial Statements

We have audited the accompanying consolidated financial statements of Fort Knox Financial Services Corporation dba Refund Advantage (the Company), which comprise the consolidated balance sheets as of December 31, 2014 and 2013, and the related consolidated statements of income, changes in stockholders' equity and cash flows for the years then ended, and the related notes to the consolidated financial statements.

Management's Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditor's Responsibility

Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on the auditor's judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity's preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Shareholders
Fort Knox Financial Services Corporation dba Refund Advantage
Report of Independent Auditors, continued

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2014 and 2013, and the results of its operations and its cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America.

July 22, 2015
Louisville, Kentucky

FORT KNOX FINANCIAL SERVICES CORPORATION dba REFUND ADVANTAGE

Consolidated Balance Sheets

As of December 31, 2014 and 2013

	2014	2013
Assets
Current assets:
Cash	$3,220,510	$5,359,043
Accounts receivable, net of allowance for doubtful accounts of $87,166 at December 31, 2014 and $0 at December 31, 2013	4,885,030	593,024
Note receivable, related party	40,000	40,000
Prepaid expenses and other current assets	161,031	91,715
Total current assets	8,306,571	6,083,782

Property and equipment:
Computer software	364,660	360,013
Computer and office equipment	183,764	163,250
	548,424	523,263
Accumulated depreciation	(460,229)	(417,930)
Total property and equipment, net	88,195	105,333

Other non-current assets	9,540	9,699

Total assets	$8,404,306	$6,198,814
Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable	$110,113	$146,636
Escheatment funds	1,515,074	916,668
Other current liabilities	7,513	39,777
Total liabilities	1,632,700	1,103,081

Stockholders' equity:
Common stock, $1 par value, 1,000 shares authorized, 1,000 shares issued and outstanding at December 31, 2014 and 2013	1,000	1,000
Retained earnings	6,770,606	5,094,733
Total stockholders' equity0	6,771,606	5,095,733

Total liabilities and stockholders' equity	$8,404,306	$6,198,814

See accompanying notes.

FORT KNOX FINANCIAL SERVICES CORPORATION dba REFUND ADVANTAGE

Consolidated Statements of Income

Years ended December 31, 2014 and 2013

	2014	2013
Service fee income:
Net service fee income	$22,740,629	$19,290,648
Other fee revenue	417,908	303,591
Total service fee income	23,158,537	19,594,239

Costs of services:
Tax preparer incentives	6,551,655	6,108,219
Bank fees	3,326,553	2,619,943
Salaries and wages	5,009,009	4,349,622
Total cost of services	14,887,217	13,077,784

Selling, general and administrative expenses	1,617,915	1,358,316

Operating income	6,653,405	5,158,139

Other income (expense):
Interest expense	(17,782)	(55,802)
Other income	-	57,968

Total other income (expense)	(17,782)	2,166

Net income	$6,635,623	$5,160,305

See accompanying notes.

FORT KNOX FINANCIAL SERVICES CORPORATION dba REFUND ADVANTAGE

Consolidated Statements of Changes in Stockholders' Equity

Year ended December 31, 2014 and 2013

	Common Stock	Retained Earnings	Total

Consolidated balances, December 31, 2012 (unaudited)	$1,000	$4,391,102	$4,392,102

Net income	-	5,160,305	5,160,305

Dividends	-	(4,456,674)	(4,456,674)

Consolidated balances, December 31, 2013	1,000	5,094,733	5,095,733

Net income	-	6,635,623	6,635,623

Dividends	-	(4, 959,750)	(4,959,750)

Consolidated balances, December 31, 2014	$1,000	$6,770,606	$6,771,606

See accompanying notes.

FORT KNOX FINANCIAL SERVICES CORPORATION dba REFUND ADVANTAGE

Consolidated Statements of Cash Flows

Years ended December 31, 2014 and 2013

	2014	2013
Cash flows from operating activities:
Net income	$6,635,623	$5,160,305
Adjustments:
Depreciation and amortization	42,458	42,878
Allowance for doubtful accounts	87,166
Increase (decrease) in cash due to changes in:
Accounts receivable	(4,379,172)	(291,231)
Prepaid expenses and other assets	(69,316)	(74,549)
Accounts payable	(36,523)	7,655
Escheatment funds	598,406	226,429
Other current liabilities	(32,264)	4,219

Net cash provided by operating activities	2,846,378	5,075,706

Cash flows from investing activities:
Purchase of property and equipment	(25,161)	(19,749)

Cash flows from financing activities:
Dividends paid to shareholders	(4,959,750)	(4,456,674)

Net (decrease) increase in cash	(2,138,533)	599,283

Cash, beginning of year	5,359,043	4,759,760

Cash, end of year	$3,220,510	$5,359,043

Supplemental disclosure of cash flow information:
Cash payments for interest	$30,602	$71,970

See accompanying notes.

FORT KNOX FINANCIAL SERVICES, INC. dba REFUND ADVANTAGE

Notes to the Consolidated Financial Statements

1.	Description of the Organization

Automated Transfer Methods, Inc. (the Corporation), a Kentucky corporation, was incorporated May 1997. By the unanimous written consent of all members of the Board of Directors of the Corporation, and by the unanimous written consent of all the shareholders of the Corporation, the name of the Corporation became Fort Knox Financial Services Corporation dba Refund Advantage (the Company) in June 2005.

The Company provides financial settlement services for income tax preparation businesses and customers . As the majority of the Company's business is directly related to income tax refunds, a significant portion of the Company's operations occur during the first quarter of each year.

The Company enters into contracts with its professional tax preparer customers. In addition, the Company integrates with various software products used by tax preparers. As of December 31, 2014 and 2013, the Company is integrated with eight software providers . When the tax return is prepared, taxpayer information is collected and transmitted by the tax software provider to the Company through the tax preparation software's electronic filing platform. For this service provided, the tax software provider receives a service fee from the Company.

2.	Summary of Significant Accounting Policies

The consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP) which require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements . Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the Company in preparation of its consolidated financial statements:

Consolidation

The consolidated financial statements include the accounts of the Company and its subsidiary, Tax Product Services LLC. Significant intercompany transactions and accounts have been eliminated.

Cash

The Company maintains cash balances in bank accounts which occasionally exceed the amount insured by the Federal Deposit Insurance Corporation. The Company has not experienced any losses on such accounts and management believes the Company is not exposed to any significant risk on bank deposits.

Accounts Receivable

Accounts receivable consist of amounts due from customers and are generally unsecured.

FORT KNOX FINANCIAL SERVICES CORPORATION dba REFUND ADVANTAGE

Notes to the Consolidated Financial Statements, continued

2.	Summary of Significant Accounting Policies, continued

Allowance for Doubtful Accounts

An allowance for doubtful accounts is recorded to the extent it is probable that a portion or all of a particular account will not be collected. Amounts are considered past due based upon contract and invoice terms. In evaluating the collectability of accounts receivable, the Company considers a number of factors, including historical loss rates, the age of the accounts, changes in collection patterns, and general industry conditions. Actual collections of accounts receivable in subsequent periods may require changes in the estimated provision. Changes in the estimate are charged or credited to the results of operations in the period of change. The Company does not charge interest on its past due receivables.

Property and Equipment

Property and equipment are recorded at cost on the date of acquisition. Depreciation is computed using the straight-line method over the estimated useful lives of the depreciable assets. Estimated useful lives for the major asset categories are as follows:

Computer software	3 years
Computer and office equipment	3 to 7 years

Depreciation expense totaled $42,299 and $42,719, respectively, for the years ended December 31, 2014 and 2013.

Escheatment Funds

All states require financial institutions to report when personal property, which includes uncashed checks, has been unclaimed after a period of time specified by state law, often this is five years. Before funds are to be remitted to the state, the Company must first perform due diligence to locate the property's rightful owner. The due diligence requirements vary by state.

As a part of the financial settlement services the Company provides, the Company delivers income tax refunds, net of fees, to the individual taxpayer. The Company evaluates its issued and uncashed checks to individual taxpayers annually. For checks issued greater than two years, the Company records the balance as escheatment funds and performs the applicable state due diligence requirements. Once the Company has exhausted its due diligence efforts, the Company remits the unclaimed property to the appropriate state.

FORT KNOX FINANCIAL SERVICES CORPORATION dba REFUND ADVANTAGE

Notes to the Consolidated Financial Statements, continued

2.	Summary of Significant Accounting Policies, continued

Revenue Recognition

The Company earns fees for providing financial settlement services for income tax preparation businesses and customers. The service fee income is recognized in the period in which the service is provided.

The Company records service fee income net of fees paid to tax software providers. Fees paid to these tax software providers for the years ended December 31, 2014 and 2013 were $15,289,836 and $11,559,226, respectively.

Costs of Services

Costs of services include all costs incurred related to providing services and is comprised of tax preparer incentives, bank fees and salaries and wages.

Tax preparer incentives - The Company pays professional tax preparers a portion of the total fee income. The incentive amount is tiered and increases as volume increases, and is contingent on the professional tax preparer's compliance with applicable laws, regulations and standards, including guidelines published by the Company.

Bank fees - Settlement services are facilitated through an arrangement made with an independent financial services provider. Settlement services consist mainly of collecting income tax refunds on behalf of the individual taxpayer, distributing fees to independent service providers, including independent tax preparers and independent software companies, and delivering the income tax refund, net of fees, to the individual taxpayer. The Company pays bank fees to the independent financial services provider for these services.

Income Taxes

The Company has been organized as an S-corporation for income tax purposes. Accordingly, the members report their share of federal income or loss on their own tax returns. Because of the Company's tax status, the consolidated financial statements do not reflect a federal tax provision or any related tax assets and liabilities . Federal income taxes will be paid by the Company's members and cash distributions may be paid to the members to cover this liability.

The Company has evaluated the tax positions taken on all income tax returns that remain open to examination by the respective taxing authorities. The Company does not believe that there are any uncertain positions on those returns that require recognition or disclosure in the consolidated financial statements. With few exceptions, the Company is no longer subject to income tax examinations by the U.S federal, state or local authorities for years prior to 2011.

FORT KNOX FINANCIAL SERVICES CORPORATION dba REFUND ADVANTAGE

Notes to the Consolidated Financial Statements, continued

2.	Summary of Significant Accounting Policies, continued

New Accounting Pronouncement- Not Yet Implemented

In May 2014, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2014-09, Revenue from Contracts with Customers (Topic 606), requiring an entity to recognize the amount of revenue to which it expects to be entitled for the transfer of promised goods or services to customers. The updated standard will replace most existing revenue recognition guidance in GAAP when it becomes effective and permits the use of either a full retrospective or retrospective with cumulative effect transition method. Early adoption is not permitted. The updated standard becomes effective for the Company in 2018. The Company has not yet selected a transition method and is currently evaluating the effect that the updated standard will have on the consolidated financial statements.

In August 2014, the FASB issued ASU 2014-15, Presentation of Financial Statements-Going Concern (Subtopic 205-40), Disclosure of Uncertainties about an Entity's Ability to Continue as a Going Concern. The updated standard explicitly requires management to evaluate, at each annual reporting period, whether there are conditions or events that exist which raise substantial doubt about an entity's ability to continue as a going concern and to provide related disclosures. The updated standard becomes effective for the Company in 2017. Early adoption is permitted. The adoption of ASU 2014-15 is not expected to have a material effect on the Company's consolidated financial statements or disclosures.

Subsequent Events

Management has evaluated subsequent events for recognition or disclosure in the consolidated financial statements through July 22, 2014, which was the date at which the consolidated financial statements were available to be issued.

On March 25, 2015 the Company entered into a new office lease agreement with an unrelated third party. The term of the agreement begins July 1, 2015 and lasts for six years and six months. The Company has the right to renew this lease for two separate periods of five years each. Monthly rental costs escalate throughout the term of the lease and range from $0 to $19,310.

Total future annual minimum lease payments for each of the years ending December 31 are as follows:

2015	$25,833
2016	178,454
2017	216,981
2018	220,236
2019	223,539
Thereafter	457188
$1,322,231

FORT KNOX FINANCIAL SERVICES CORPORATION dba REFUND ADVANTAGE

Notes to the Consolidated Financial Statements, continued

2.	Summary of Significant Accounting Policies, continued

Subsequent Events. continued

On July 16, 2015, the Company signed a definitive agreement with Meta Financial Group, Inc. and its bank subsidiary, MetaBank, for MetaBank to acquire substantially all of the assets and liabilities of the Company for approximately $50 million, subject to adjustment, to be paid half in Meta Financial common stock and half in cash. The proposed purchase, which is subject to customary conditions, has been approved by the boards of directors of all companies and is expected to close in the third calendar quarter of 2015.

3.	Related Party Transactions

The Company leases office space from Clear Springs Development, LLC, an entity owned by Michael E. Boone and Michael J. Boone, 25% and 20% owners in the Company, respectively. The operating lease term is four years and will terminate September 30, 2015. Total rental expense was $142,692 for each of the years ended December 31, 2014 and 2013. Minimum future lease payments under the lease for the year 2015 is $90,376 .

On January 1, 2015 the Company entered into to an agreement with Clear Springs Development, LLC to lease an additional 400 square feet of office space. The operating lease is set to expire September 30, 2015. The expected rent payment is approximately $6,800 a month.

In order to support operations at the beginning of each year, the Company borrows money from its shareholders. During the year ended December 31, 2014, the Company borrowed $4,961,000 from shareholders. Each loan agreement includes a 2% loan fee and 9% interest rate. The Company repaid all shareholder loans by December 31, 2014. During the year ended December 31, 2013, the Company borrowed $3,023,000 from shareholders. Each loan agreement included a 2% loan fee and 9% interest rate. The Company repaid all 2013 shareholder loans by December 31, 2013.

On September 11, 2013, the Company entered an agreement to lend an employee $40,000 at a 9% interest rate . As at December 31, 2014 no payments had been received on this note. The note was paid in full subsequent to December 31, 2014.

4.	Revolving Line of Credit

The Company has a revolving line of credit that provides a $8,000,000 credit line through April 23, 2015. The line of credit bears interest at LIBOR plus 2.5%. There were no outstanding borrowings on this line as of December 31, 2014.